Exhibit 10.4

SUBSCRIPTION AGREEMENT

This Subscription Agreement (“Agreement”) is entered into on ____________________ by and between:

Seebeks Corp., with its principal place of business at Avda. Diagonal, 571 Planta 2, 08029 Barcelona, Spain (the “Company”),

and

, an individual residing at

(the “Subscriber”).

I. SUBSCRIPTION FOR SHARES

The Subscriber agrees to purchase from the Company, and the Company agrees to issue to the Subscriber, the number of shares of the Company’s common stock as set forth below:

Number of Shares:
Price per Share (USD):
Total Purchase Amount (USD):

The Parties agree that the Purchase Price for the subscription has been determined and accepted as reflected above.

II. PAYMENT

The Subscriber confirms that the Purchase Price has been paid in full to the Company in cash upon signing this Agreement.

III. COMPANY’S REPRESENTATIONS

The Company represents and warrants that:

•	It is duly organized and authorized to issue the Shares.

•	The Shares will be validly issued to the Subscriber as fully paid and non-assessable.

IV. SUBSCRIBER’S REPRESENTATIONS

The Subscriber represents and warrants that:

•	They have the full legal capacity to enter into this Agreement.

•	They are purchasing the Shares for their own benefit and not for resale or distribution.

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V. ACKNOWLEDGMENT

The Subscriber acknowledges that they are aware of the Company’s current stage of development and accept the risks associated with the purchase of the Shares.

VI. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Wyoming.

VII. ENTIRE AGREEMENT

This document constitutes the entire understanding between the Company and the Subscriber regarding the purchase of the Shares and supersedes any prior discussions or agreements.

VIII. COUNTERPARTS

This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the date first above written.

SEEBEKS CORP.		SUBSCRIBER:

By:		By:
Name:	Roman Chystiakov	Name:
Title:	Director

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